Exhibit 5(a)


                 Form of Master Investment Advisory Contract and
                     Supplements between Registrant and IBJ
                         Schroder Bank & Trust Company

                       MASTER INVESTMENT ADVISORY CONTRACT


                                 IBJ FUNDS TRUST
                                 237 PARK AVENUE
                            NEW YORK, NEW YORK 10017



                                                               November 18, 1994


IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

Dear Sirs or Madams:

                  This will confirm the agreement between IBJ Funds Trust (the "Trust") and IBJ Schroder Bank & Trust Company (the "Adviser") as follows:

                  1. DEFINITIONS AND DELIVERY OF DOCUMENTS. The Trust has been organized as a business trust under the laws of the State of Delaware and is an open-end management investment company. The Trust's shares of beneficial interest may be classified into series in which each series represents the entire undivided interests of a separate portfolio of assets. For all purposes of this Contract, a "Fund" shall mean a separate portfolio of assets of the Trust with respect to which the Trust has entered into an Investment Advisory Contract Supplement, and a "Series" shall mean the series of shares of beneficial interest representing undivided interests in a Fund. All references herein to this Contract shall be deemed to be references to this Contract as it may from time to time be supplemented by Investment Advisory Contract Supplements. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objective and restrictions specified in the Trust's Certificate of Trust, dated August 25, 1994 (the "Certificate of Trust"), and the Prospectus or Prospectuses (the "Prospectus") relating to the Trust and the Funds included in the Trust's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the


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Trust  under  the  Investment  Company  Act of 1940  (the  "1940  Act")  and the
Securities Act of 1933 (the "1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly.

                  2. INVESTMENT ADVISORY AND MANAGEMENT SERVICES. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments, of both a macroeconomic and microeconomic character, concerning, among other things, interest rate trends, portfolio composition, credit conditions of both a general and special nature and the average maturity of the portfolio of each Fund.

                  (b) The Adviser shall also provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Funds. Administrative services provided by the Adviser shall include (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Trust and each of the Funds, (ii) the compilation of statistical and research data required for the preparation of periodic reports and statements of each of the Funds which are distributed to the Trust's officers and Board of Trustees, (iii) the compilation of information required in connection with the Trust's filings with the Securities and Exchange Commission and (iv) such other services as the Adviser shall from time to time determine, upon consultation with the Administrator, to be necessary or useful to the administration of the Trust and each of the Funds.

                  (c) As a manager of the assets of each Fund, the Adviser shall make investments for the account of each Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions of each such Fund set forth in the Trust's Declaration of Trust, the Prospectus of each such Fund, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees. The Adviser shall advise the Trust's Officers and Board of Trustees, at such times as the Board of Trustees may specify, of investments made for each of the Funds and shall, when requested

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by the Trust's officers or Board of Trustees, supply the reasons for making particular investments.

                  (d) The Adviser, subject to and in accordance with any directions which the Trust's Board of Trustees may issue from time to time, shall place, in the name of the Funds, orders for the execution of the Fund's securities transactions. When placing such orders the Adviser shall generally seek to obtain the best net price and execution for the Funds, but this requirement shall not be deemed to obligate the Adviser to place any order solely on the basis of obtaining the lowest commission rate or spread if the other standards set forth below have been satisfied. The parties recognize that there are likely to be many cases in which different brokers or dealers are equally able to provide such best price and execution and that, in selecting among such brokers or dealers with respect to particular trades, it is desirable to choose those brokers or dealers who furnish research, statistics, quotations and other information to the Funds and the Adviser in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board of Trustees determines that the Funds will benefit, directly or indirectly, by doing so, the Adviser may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of "brokerage and research services" (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker.

                  Accordingly, the Trust and the Adviser agree that the Adviser shall select brokers for the execution of the Funds' transactions from among those brokers and dealers who provide quotations and other services to the Funds, specifically including the quotations necessary to determine the Funds' net assets, in such amount of total brokerage as may reasonably be required in light of such services; and those brokers and dealers who supply research, statistical and other data to the Adviser or its affiliates which the Adviser or its affiliates may lawfully and appropriately use in their investment advisory capacities, which relate directly to securities, actual or potential, of the Funds, or which place the Adviser in a better position to make decisions in connection with the management of the Funds' assets and securities, whether or not such data may also be useful to the Adviser and its affiliates in managing other portfolios or

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advising other clients, in such amount of total brokerage as may reasonably be required.

                  (e) The Adviser shall render regular reports to the Trust, not more frequently than quarterly, of how much total business for the Funds' portfolio transactions has been placed by the Adviser with brokers or dealers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

                  (f) The Adviser agrees that no investment decision will be made or influenced by a desire to direct portfolio transactions for allocation in accordance with the foregoing, and that the right to make such allocation shall not interfere with the Adviser's paramount duty to obtain the best net price and execution for the Funds.

                  (g) The Adviser shall furnish to the Board of Trustees periodic reports on the investment performance of each Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

                  3. EXPENSES. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist in performing its obligations under this Contract and (ii) provide all advisory services, equipment, facilities and personal necessary to perform its obligations under this Contract.

                  The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Administrator or the Adviser or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including for keeping books and accounts and calculating the net asset value of shares of each Series, transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale the Trust's shares of beneficial interest; expenses of preparing and printing share certificates, prospectuses, shareholders' reports, notices, proxy statements and reports to regulatory agencies; the cost of office

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supplies; travel expenses of all officers, trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses).

                  4. LIMITATION OF LIABILITY OF ADVISER. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, PROVIDED that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

                  5. COMPENSATION OF THE ADVISER. In consideration of the services to be rendered, facilities furnished and expenses paid or assumed by the Adviser under this Contract, the Trust shall pay the Adviser a fee with respect to each Fund in accordance with the applicable Investment Advisory Contract Supplement. Fees under this Contract will begin to accrue on the first day of a Fund's operations.

                  If the fees payable to the Adviser pursuant to this paragraph 5 and the applicable Investment Advisory Contract Supplement begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, "business day" means each weekday except those holidays on which the Federal Reserve Bank of New York, the New York Stock Exchange (the "Exchange") or the Adviser are closed. Currently, those holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,

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Labor Day, Columbus Day, Veterans' Day, Thanksgiving and
Christmas.

                  6. LIMITATION OF EXPENSES PAID BY THE FUNDS. The limitation of expenses for each Fund is set forth in the applicable Investment Advisory Contract Supplement.

                  7. DURATION AND TERMINATION OF THIS CONTRACT. This Contract and any Investment Advisory Contract Supplement, shall become effective with respect to a Fund on the date specified in the Supplement and shall thereafter continue in effect PROVIDED, that this Contract shall continue in effect with respect to a Fund for a period of more than two years from such date specified in the Supplement only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. If this Contract is terminated with respect to any Fund, it shall nonetheless remain in effect with respect to any remaining Funds. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                  8. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Contract shall be effective until approved by (a) the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party, and (b) with respect to any Fund affected by such change, waiver, discharge or termination, by the vote of a majority of the outstanding voting securities of the Series relating to such Fund, PROVIDED that no approval shall be required pursuant to this clause (b) in respect of an Investment

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Advisory Contract Supplement entered into to add a Fund to those covered by this
Contract (or any amendment or termination of such Supplement) by the holders of the outstanding voting securities of any Series other than that of such Fund.

                  9. OTHER ACTIVITIES OF THE ADVISER. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

                  10. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Contract may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Declaration of the Trust has been filed with the Secretary of State of the State of Delaware. The obligations of the Trust are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property shall be bound.

                  The Trust recognizes that from time to time directors, officers and employees of the Adviser may serve as trustees, directors, officers and employees of other business trusts and corporations (including other investment companies) and that such other entities may include the name "IBJ" as part of their name, and that the Adviser or its affiliates may enter into investment advisory or other agreements with such other entities. If the Adviser ceases to act as investment adviser to the Trust and its Funds, the Trust agrees that, upon the instruction of the Adviser, the Trust will take all necessary action to change the names of the Trust and the Funds to names not including "IBJ" in any form or combination of words.


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                  If the foregoing  correctly  sets forth the agreement  between the Trust and the Adviser please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                               Very truly yours,

                                               IBJ FUNDS TRUST



                                               By: ___________________________
                                               Title:


ACCEPTED:

IBJ SCHRODER BANK & TRUST COMPANY



By: _______________________
Title:



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                            RESERVE MONEY MARKET FUND
                           A SERIES OF IBJ FUNDS TRUST
                                 237 PARK AVENUE
                            NEW YORK, NEW YORK 10017




                                                              November 18, 1994



IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004


                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT



Dear Sirs or Madams:

                This will confirm the agreement between IBJ Funds Trust (the "Trust") and IBJ Schroder Bank & Trust Company (the "Adviser") as follows:

                Reserve Money Market Fund (the "Fund") is a series portfolio of the Trust which has been organized as a business trust under the laws of the State of Delaware and is an open-end management investment company. The Trust and the Adviser have entered into a Master Investment Advisory Contract, dated November 18, 1994 (as from time to time amended and supplemented, the "Master Advisory Contract"), pursuant to which the Adviser has undertaken to provide or make provision for the Trust for certain investment advisory and management services identified therein and to provide certain other services, as more fully set forth therein. Certain capitalized terms used without definition in this Investment Advisory Contract Supplement have the meaning specified in the Master Advisory Contract.

                The Trust agrees with the Adviser as follows:

                1. ADOPTION OF MASTER ADVISORY CONTRACT. The Master Advisory Contract is hereby adopted for the Fund. The Fund shall be one of the "Funds" referred to in the Master Advisory

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Contract; and its shares shall be a "Series" of shares as referred to therein.

                2. PAYMENT OF FEES. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as provided in the Master Advisory Contract and herein, the Fund shall pay a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month, at the annual rate of 0.35%.

                3. LIMITATION OF EXPENSES PAID BY THE FUND. (a) If the aggregate expenses of every character incurred by, or allocated to, a Fund in any fiscal year, other than interest, taxes, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses (including, without limitation, litigation and indemnification expenses) but including the fees payable under the Master Administrative Services Contract and the fees provided for in paragraph 5 of the Master Advisory Contract ("includable expenses"), shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Fund may deduct from the fees to be paid to the Adviser, or the Adviser will bear, to the extent required by state law, that portion of such excess which bears the same relation to the total of such excess as the fee to be paid to the Adviser bears to the total fee otherwise payable for the fiscal year by the Fund pursuant to the Master Advisory Contract and the Master Administrative Services Contract between the Trust and the Administrator. The Adviser's obligation pursuant hereto will be limited to the amount of the fees payable for the fiscal year by the Fund pursuant to the Master Advisory Contract.

                     (b) With respect to portions of a fiscal year in which this Contract shall be in effect, the limitation specified in subparagraph (a) of paragraph 3 above shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Administrator will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the

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balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed such limitation for a fiscal year with respect to the Fund, the monthly fees relating to that Fund payable to the Adviser under this Contract for such month shall be reduced, subject to the later adjustments at the end of each month through the end of the fiscal year to reflect actual expenses, by an amount equal to the proportionate share attributable to the Adviser as described in subparagraph (a) of paragraph 3 above of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed such limitation. For purposes of the foregoing, the value of the net assets of the Fund shall be computed in the manner specified in the penultimate sentence of paragraph 5 of the Master Advisory Contract, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

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                If the foregoing correctly sets forth the agreement between the
Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                        Very truly yours,

                                        RESERVE MONEY MARKET FUND,
                                        a Series of IBJ Funds Trust



                                        By: ------------------------
                                        Title:


The foregoing Contract
is hereby agreed to as of
the date hereof:

IBJ SCHRODER BANK & TRUST COMPANY



By: ---------------------
Title:

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                                    BOND FUND
                           A SERIES OF IBJ FUNDS TRUST
                                 237 PARK AVENUE
                            NEW YORK, NEW YORK 10017




                                                              November 18, 1994



IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004


                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT



Dear Sirs or Madams:

                This will confirm the agreement between IBJ Funds Trust (the "Trust") and IBJ Schroder Bank & Trust Company (the "Adviser") as follows:

                Bond Fund (the "Fund") is a series portfolio of the Trust which has been organized as a business trust under the laws of the State of Delaware and is an open-end management investment company. The Trust and the Adviser have entered into a Master Investment Advisory Contract, dated November 18, 1994 (as from time to time amended and supplemented, the "Master Advisory Contract"), pursuant to which the Adviser has undertaken to provide or make provision for the Trust for certain investment advisory and management services identified therein and to provide certain other services, as more fully set forth therein. Certain capitalized terms used without definition in this Investment Advisory Contract Supplement have the meaning specified in the Master Advisory Contract.

                The Trust agrees with the Adviser as follows:

                1. ADOPTION OF MASTER ADVISORY CONTRACT. The Master Advisory Contract is hereby adopted for the Fund. The Fund shall be one of the "Funds" referred to in the Master Advisory

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Contract; and its shares shall be a "Series" of shares as referred to therein.

                2. PAYMENT OF FEES. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as provided in the Master Advisory Contract and herein, the Fund shall pay a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month, at the annual rate of 0.50%.

                3. LIMITATION OF EXPENSES PAID BY THE FUND. (a) If the aggregate expenses of every character incurred by, or allocated to, a Fund in any fiscal year, other than interest, taxes, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses (including, without limitation, litigation and indemnification expenses) but including the fees payable under the Master Administrative Services Contract and the fees provided for in paragraph 5 of the Master Advisory Contract ("includable expenses"), shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Fund may deduct from the fees to be paid to the Adviser, or the Adviser will bear, to the extent required by state law, that portion of such excess which bears the same relation to the total of such excess as the fee to be paid to the Adviser bears to the total fee otherwise payable for the fiscal year by the Fund pursuant to the Master Advisory Contract and the Master Administrative Services Contract between the Trust and the Administrator. The Adviser's obligation pursuant hereto will be limited to the amount of the fees payable for the fiscal year by the Fund pursuant to the Master Advisory Contract.

                     (b) With respect to portions of a fiscal year in which this Contract shall be in effect, the limitation specified in subparagraph (a) of paragraph 3 above shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Administrator will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the

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balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed such limitation for a fiscal year with respect to the Fund, the monthly fees relating to that Fund payable to the Adviser under this Contract for such month shall be reduced, subject to the later adjustments at the end of each month through the end of the fiscal year to reflect actual expenses, by an amount equal to the proportionate share attributable to the Adviser as described in subparagraph (a) of paragraph 3 above of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed such limitation. For purposes of the foregoing, the value of the net assets of the Fund shall be computed in the manner specified in the penultimate sentence of paragraph 5 of the Master Advisory Contract, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

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                If the foregoing correctly sets forth the agreement between the
Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                        Very truly yours,

                                        BOND FUND, a Series of IBJ Funds
                                        Trust



                                        By: ---------------------
                                        Title:


The foregoing Contract
is hereby agreed to as of
the date hereof:

IBJ SCHRODER BANK & TRUST COMPANY



By: --------------------
Title:

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                                CORE EQUITY FUND
                           A SERIES OF IBJ FUNDS TRUST
                                 237 PARK AVENUE
                            NEW YORK, NEW YORK 10017




                                                              November 18, 1994



IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004


                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT



Dear Sirs or Madams:

                This will confirm the agreement between IBJ Funds Trust (the "Trust") and IBJ Schroder Bank & Trust Company (the "Adviser") as follows:

                Core Equity Fund (the "Fund") is a series portfolio of the Trust which has been organized as a business trust under the laws of the State of Delaware and is an open-end management investment company. The Trust and the Adviser have entered into a Master Investment Advisory Contract, dated November 18, 1994 (as from time to time amended and supplemented, the "Master Advisory Contract"), pursuant to which the Adviser has undertaken to provide or make provision for the Trust for certain investment advisory and management services identified therein and to provide certain other services, as more fully set forth therein. Certain capitalized terms used without definition in this Investment Advisory Contract Supplement have the meaning specified in the Master Advisory Contract.

                The Trust agrees with the Adviser as follows:

                1. ADOPTION OF MASTER ADVISORY CONTRACT. The Master Advisory Contract is hereby adopted for the Fund. The Fund shall be one of the "Funds" referred to in the Master Advisory

Contract; and its shares shall be a "Series" of shares as referred to therein.

                2. PAYMENT OF FEES. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as provided in the Master Advisory Contract and herein, the Fund shall pay a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month, at the annual rate of 0.60%.

                3. LIMITATION OF EXPENSES PAID BY THE FUND. (a) If the aggregate expenses of every character incurred by, or allocated to, a Fund in any fiscal year, other than interest, taxes, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses (including, without limitation, litigation and indemnification expenses) but including the fees payable under the Master Administrative Services Contract and the fees provided for in paragraph 5 of the Master Advisory Contract ("includable expenses"), shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Fund may deduct from the fees to be paid to the Adviser, or the Adviser will bear, to the extent required by state law, that portion of such excess which bears the same relation to the total of such excess as the fee to be paid to the Adviser bears to the total fee otherwise payable for the fiscal year by the Fund pursuant to the Master Advisory Contract and the Master Administrative Services Contract between the Trust and the Administrator. The Adviser's obligation pursuant hereto will be limited to the amount of the fees payable for the fiscal year by the Fund pursuant to the Master Advisory Contract.

                     (b) With respect to portions of a fiscal year in which this Contract shall be in effect, the limitation specified in subparagraph (a) of paragraph 3 above shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Administrator will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed such limitation for a fiscal year with respect to the Fund, the monthly fees relating to that Fund payable to the Adviser under this Contract for such month shall be reduced, subject to the later adjustments at the end of each month through the end of the fiscal year to reflect actual expenses, by an amount equal to the proportionate share attributable to the Adviser as described in subparagraph (a) of paragraph 3 above of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed such limitation. For purposes of the foregoing, the value of the net assets of the Fund shall be computed in the manner specified in the penultimate sentence of paragraph 5 of the Master Advisory Contract, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

                If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                        Very truly yours,

                                        CORE EQUITY FUND, a Series of IBJ
                                        Funds Trust



                                        By: ------------------------
                                        Title:


The foregoing Contract
is hereby agreed to as of
the date hereof:

IBJ SCHRODER BANK & TRUST COMPANY



By: -----------------------
Title:

                             GROWTH AND INCOME FUND
                           A SERIES OF IBJ FUNDS TRUST
                                 237 PARK AVENUE
                            NEW YORK, NEW YORK 10017




                                                              November 18, 1994



IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004


                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT



Dear Sirs or Madams:

                This will confirm the agreement between IBJ Funds Trust (the "Trust") and IBJ Schroder Bank & Trust Company (the "Adviser") as follows:

                Growth and Income Fund (the "Fund") is a series portfolio of the Trust which has been organized as a business trust under the laws of the State of Delaware and is an open-end management investment company. The Trust and the Adviser have entered into a Master Investment Advisory Contract, dated November 18, 1994 (as from time to time amended and supplemented, the "Master Advisory Contract"), pursuant to which the Adviser has undertaken to provide or make provision for the Trust for certain investment advisory and management services identified therein and to provide certain other services, as more fully set forth therein. Certain capitalized terms used without definition in this Investment Advisory Contract Supplement have the meaning specified in the Master Advisory Contract.

                The Trust agrees with the Adviser as follows:

                1. ADOPTION OF MASTER ADVISORY CONTRACT. The Master Advisory Contract is hereby adopted for the Fund. The Fund shall be one of the "Funds" referred to in the Master Advisory

Contract; and its shares shall be a "Series" of shares as referred to therein.

                 2. PAYMENT OF FEES. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as provided in the Master Advisory Contract and herein, the Fund shall pay a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month, at the annual rate of 0.60%.

                 3. LIMITATION OF EXPENSES PAID BY THE FUND. (a) If the aggregate expenses of every character incurred by, or allocated to, a Fund in any fiscal year, other than interest, taxes, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses (including, without limitation, litigation and indemnification expenses) but including the fees payable under the Master Administrative Services Contract and the fees provided for in paragraph 5 of the Master Advisory Contract ("includable expenses"), shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Fund may deduct from the fees to be paid to the Adviser, or the Adviser will bear, to the extent required by state law, that portion of such excess which bears the same relation to the total of such excess as the fee to be paid to the Adviser bears to the total fee otherwise payable for the fiscal year by the Fund pursuant to the Master Advisory Contract and the Master Administrative Services Contract between the Trust and the Administrator. The Adviser's obligation pursuant hereto will be limited to the amount of the fees payable for the fiscal year by the Fund pursuant to the Master Advisory Contract.

                     (b) With respect to portions of a fiscal year in which this Contract shall be in effect, the limitation specified in subparagraph (a) of paragraph 3 above shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Administrator will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed such limitation for a fiscal year with respect to the Fund, the monthly fees relating to that Fund payable to the Adviser under this Contract for such month shall be reduced, subject to the later adjustments at the end of each month through the end of the fiscal year to reflect actual expenses, by an amount equal to the proportionate share attributable to the Adviser as described in subparagraph (a) of paragraph 3 above of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed such limitation. For purposes of the foregoing, the value of the net assets of the Fund shall be computed in the manner specified in the penultimate sentence of paragraph 5 of the Master Advisory Contract, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

                If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                        Very truly yours,

                                        GROWTH AND INCOME FUND,
                                        a Series of IBJ Funds Trust


                                        By: -------------------------
                                        Title:


The foregoing Contract
is hereby agreed to as of
the date hereof:

IBJ SCHRODER BANK & TRUST COMPANY



By: ------------------------
Title: